UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 12, 2026

HIGH ROLLER TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

001-42202

(Commission File Number)

Delaware	87-4159815
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

400 South 4th Street, Suite 500-#390
Las Vegas, Nevada 89101

(Address of principal executive offices, with zip code)

(702) 509-5244

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ROLR	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Letter of Intent with FDMI

On January 12, 2026, High Roller Technologies, Inc. (the “Company”) entered into a binding letter of intent (the “LOI”) with Foris DAX Markets, Inc. (“FDMI”) relating to a proposed strategic partnership involving derivatives contracts based on the outcome of specific and identifiable events in the “Predictions” product class offered by the North American Derivatives Exchange, Inc. d/b/a Crypto.com | Derivatives North America (“CDNA”), a subsidiary of FDMI.

Under the terms of the LOI, the parties agreed to negotiate in good faith toward definitive agreements pursuant to which CDNA would offer prediction-based derivatives contracts utilizing technology licensed from the Company. The LOI terminates upon the earlier of the execution of the definitive agreements and written notice by either party.

The LOI includes, among other things, provisions relating to exclusivity, public relations and marketing commitments, anticipated term, and public announcement of the proposed partnership. The consummation of the proposed transaction is subject to the negotiation and execution of definitive agreements, and there can be no assurance that such agreements will be executed or that the proposed transaction will be consummated.

The description above is a summary of the principal terms of the LOI and does not constitute a complete description of all terms. The terms contained in the LOI are binding and are subject to the execution of definitive agreements and closing conditions being met.

The foregoing description of the LOI is qualified in its entirety by reference to the full text of the LOI, a copy of which will be included in the Company’s annual report on Form 10-K for the year ended December 31, 2025.

Item 8.01 Other Events

On January 14, 2026, the Company issued a press release announcing the execution of the LOI described above.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction, anticipated definitive agreements, product launch timing, exclusivity arrangements that could cause actual results to differ materially from those expressed or implied. The Company undertakes no obligation to update these forward-looking statements except as required by law.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release, dated January 14, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGH ROLLER TECHNOLOGIES, INC.

Date: January 14, 2026	By:	/s/ Adam Felman
Adam Felman Chief Financial Officer